UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

ArTara Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36694	20-4580525
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Little West 12th Street New York, NY	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 844-0337

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TARA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

The Compensation Committee of the Board of Directors (the “Board”) of ArTara Therapeutics, Inc. (the “Company”) adopted the ArTara Therapeutics, Inc. Inducement Plan (the “Inducement Plan”), effective as of March 26, 2020. The Company reserved 600,000 shares of the Company’s common stock for issuance under the Inducement Plan. The only persons eligible to receive grants of Awards (as defined below) under the Inducement Plan are individuals who satisfy the standards for inducement grants in accordance with the Nasdaq Stock Market LLC listing rules, including individuals who were not previously an employee or director of the Company, or following a bona fide period of non-employment, as an inducement material to such persons entering into employment with the Company. An “Award” is any right to receive the Company’s common stock pursuant to the Inducement Plan, consisting of nonstatutory stock options, restricted stock awards, restricted stock unit awards or other stock-based awards. The Board also adopted a form of stock option grant notice and stock option agreement and forms of restricted stock unit grant notice and restricted stock unit agreement (the “Related Agreements”) for use with the Inducement Plan.

The foregoing description of the Inducement Plan and Related Agreements is not complete and is qualified in its entirety by reference to the text of the Inducement Plan and Related Agreements, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	ArTara Therapeutics, Inc. Inducement Plan
10.2	Form of Stock Option Grant Notice and Stock Option Agreement under ArTara Therapeutics, Inc. Inducement Plan
10.3	Forms of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement under ArTara Therapeutics, Inc. Inducement Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTARA THERAPEUTICS, INC.

Date: March 30, 2020	By:	/s/ Blaine Davis
Blaine Davis
Chief Financial Officer

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